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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): September 6, 2002

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                    19006
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 (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000

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Item 5.  Other Events.

On September 6, 2002, the Chief Executive Officer and the Chief Financial Officer of Toll Brothers, Inc. each filed a sworn statement pursuant to Section 21(a) of the Securities Exchange Act of 1934 certifying certain facts and circumstances relating to the covered reports described in such statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).     Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.                 Item
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99.1*               Sworn statement of Robert I. Toll, Chief Executive Officer of Toll Brothers, Inc.

99.2* Sworn statement of Joel H. Rassman, Chief Financial Officer of Toll Brothers, Inc.

* Filed electronically herewith.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TOLL BROTHERS, INC.

Dated: September 6, 2002                           By: /s/ Joseph R. Sicree
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                                                   Joseph R. Sicree
                                                   Vice President, Chief
                                                   Accounting Officer